EXHIBIT 1

                             JOINT FILING AGREEMENT

         As of September 1, 2004 and in accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of theglobe.com, inc., a Delaware corporation, and further agree to the filing of this Agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file any and all amendments to such Statement on Schedule 13D.

         The undersigned have signed this Joint Filing Agreement as of the date first written above.

                                              /s/ Michael S. Egan
                                              ----------------------------------
                                              Michael S. Egan

                                              Dancing Bear Investments, Inc.


                                              By: /s/ Michael S. Egan
                                                --------------------------------
                                                Name:  Michael S. Egan
                                                Title: President

                                              E & C Capital Partners, LLLP

                                              By:  E & C Capital Ventures, Inc.


                                              By: /s/ Edward A. Cespedes
                                                --------------------------------
                                                Print Name:  Edward A. Cespedes
                                                Title:       President

                                              /s/ Edward Cespedes
                                              ----------------------------------
                                              Edward Cespedes

                                              /s/ Paul Soltoff
                                              ----------------------------------
                                              Paul Soltoff

                                              /s/ Eric Obeck
                                              ----------------------------------
                                              Eric Obeck

                                              /s/ Donald Gould
                                              ----------------------------------
                                              Donald Gould

                                              /s/ Harry Greene
                                              ----------------------------------
                                              Harry Greene

                                              /s/ Irv Brechner
                                              ----------------------------------
                                              Irv Brechner

                                              /s/ Nadine Brechner
                                              ----------------------------------
                                              Nadine Brechner